                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2004


                               FINDWHAT.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                      0-30428                       88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                            (239) 561-7229 (ADDRESS,
                    INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 29, 2004, FindWhat.com, Inc. (the "Company") entered into a Perpetual License Agreement with Fast Search & Transfer, Inc., of Needham, Massachusetts ("FAST"), granting the Company an enterprise license to FAST's Data SearchTM 360 data search and analysis software and add-on modules, and providing for associated implementation, maintenance and support services. The Company agreed to pay a license fee of $7 million for the software, payable in installments of 10% on execution, 50% on March 25, 2005, and the balance in 8 equal quarterly installments commencing March 25, 2006. The license term is perpetual, although the license is terminable upon the occurrence of certain events of default.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FindWhat.com, Inc.


Date: January 5, 2005                By:  /s/ Craig A. Pisaris-Henderson
                                        ---------------------------------------
                                          Craig A. Pisaris-Henderson
                                          Chairman and Chief Executive Officer

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                               FindWhat.com, Inc.
                        5220 Summerlin Commons Boulevard
                                    Suite 500
                            Fort Myers, Florida 33907


                                 January 5, 2005


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re: FindWhat.com, Inc.
                      Current Report on Form 8-K
                      SEC File No. 0-30428

Ladies and Gentlemen:

         On behalf of FindWhat.com, Inc. (the "Company"), pursuant to Regulation S-T under the Securities Act of 1933, as amended, and pursuant to General Instruction E to Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K is being transmitted herewith.

         Any questions or comments with respect to this filing should be directed to the undersigned at (239) 790-9585.

                                                      Very truly yours,

                                                      /s/ Scott D. Reinke

                                                      Scott D. Reinke
                                                      Assistant General Counsel

cc: NASD (National Association
        of Securities Dealers)